Exhibit 8.1

List of Subsidiaries and Consolidated Controlled Entities

SunFun Holdings Limited has PRC subsidiaries as follows:

•	Beijing SouFun Network Technology Co., Ltd., or SouFun Network,

•	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd., or Beijing Zhong Zhi Shi Zheng,

•	Shanghai SouFun Information Co., Ltd., or SouFun Shanghai,

•	SouFun Media Technology (Beijing) Co., Ltd., or SouFun Media,

•	Beijing Hong An Tu Sheng Network Technology Co., Ltd., or Beijing Hong An Tu Sheng,

•	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd., or Beijing Tuo Shi Huan Yu,

•	Beijing SouFun Decorative Engineering Co., Ltd. or Beijing SouFun Decorative Engineering (formerly known as “Beijing Jia Shang Li Nian”),

•	Beijing Zhong Zhi Xun Bo Information Technology Co., Ltd., or Beijing Zhong Zhi Xun Bo,

•	Beijing Li Man Wan Jia Network Technology Co., Ltd., or Beijing Li Man Wan Jia,

•	Beijing Si Kai Property Co., Ltd., or Beijing Si Kai Property (formerly known as “Beijing Sou You Tian Xia”),

•	Hangzhou SouFun Network Technology Co., Ltd., or Hangzhou SouFun Network,

•	Tianjin SouFun Network Technology Co., Ltd., or Tianjin SouFun Network,

•	Shanghai BaoAn Hotel Co., Ltd., or Shanghai BaoAn Hotel,

•	Shanghai BaoAn Enterprise Co., Ltd., or Shanghai BaoAn Enterprise,

•	Beijing Hong An Jia Ye Network Technology Co., Ltd., or Beijing Hong An Jia Ye,

•	Jia Tian Xia Network Technology Co., Ltd., or Jia Tian Xia Network Technology,

•	Beihai Tian Xia Dai Financing Guarantee Co.,Ltd., or Beihai Tian Xia Dai Financing Guarantee,

•	Beihai Tian Xia Dai Microfinance Co.,Ltd., or Beihai Tian Xia Dai Microfinance,

•	Beijing Fang Tian Xia Decorative Engineering Co.,Ltd., or Beijing Fang Tian Xia Decorative Engineering,

•	Tianjin Jia Tian Xia Microfinance Co.,Ltd., or Tianjin Jia Tian Xia Microfinance,

•	Chongqing Tian Xia Dai Microfinance Co.,Ltd., or Chongqing Tian Xia Dai Microfinance,

•	Tianjin Jia Tian Xia Commercial Factoring Co.,Ltd., or Tianjin Jia Tian Xia Commercial Factoring,

•	Shanghai SouFun Microfinance Co.,Ltd., or Shanghai SouFun Microfinance

•	Shanghai Jia Tian Xia Financing Guarantee Co.,Ltd., or Shanghai Jia Tian Xia Financing Guarantee, and

•	Chengdu Fang Tian Xia Decorative Engineering Co., Ltd. or Chengdu Fang Tian Xia Decorative Engineering;

offshore subsidiaries as follows:

•	Bravo Work Investments Limited, incorporated in Hong Kong, or Bravo Work,

•	China Home Holdings Limited, incorporated in Cayman Islands,

•	China Home Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	China Home Holdings (HK) Limited, incorporated in Hong Kong,

•	SouFun International Limited (formerly known as “China Index Academy Limited”), incorporated in Hong Kong, or SouFun International,

•	China Institute of Real Estate Agents Limited (formerly known as “China Real Estate Agent University”), incorporated in Hong Kong,

•	China Index Academy Limited (formerly known as “Max Impact Investments Limited”), incorporated in Hong Kong, or China Index Academy,

•	Pendiary Investments Limited, incorporated in the British Virgin Islands, or Pendiary Investments,

•	Selovo Investments Limited, incorporated in the British Virgin Islands, or Selovo Investments,

•	China Property Holdings Limited, incorporated in Cayman Islands,

•	China Property Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	Hong Kong Property Network Limited, incorporated in Hong Kong,

•	Sou You Tian Xia Holdings Limited, incorporated in Cayman Islands,

•	Sou You Tian Xia Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	Sou You Tian Xia Holdings (HK) Limited, incorporated in Hong Kong,

•	Best Scholar Holdings Limited, incorporated in the British Virgin Islands,

•	Best Scholar Holdings (Delaware) Limited, incorporated in Delaware,

•	Best Work Holdings (New York) LLC, incorporated in New York,

•	Wall Street Index Research Center LLC, incorporated in New York;

•	Next Milestone Holdings Limited, incorporated in the British Virgin Islands,

•	Search Estate Holdings Limited, incorporated in Singapore, and

•	Walkinston PTE. Limited, incorporated in Singapore; and

and consolidated controlled entities in China as follows:

•	Beijing China Index Information Co., Ltd., or Beijing China Index,

•	Beijing Century Jia Tian Xia Technology Development Co., Ltd., or Beijing JTX Technology,

•	Beijing Jia Tian Xia Advertising Co., Ltd., or Beijing Advertising,

•	Beijing Li Tian Rong Ze Technology Development Co., Ltd., or Beijing Li Tian Rong Ze,

•	Beijing SouFun Internet Information Service Co., Ltd., or Beijing Internet,

•	Beijing SouFun Science and Technology Development Co., Ltd., or Beijing Technology,

•	Shanghai China Index Consultancy Co., Ltd., or Shanghai China Index,

•	Shanghai Jia Biao Tang Real Estate Broking Co., Ltd., or Shanghai JBT Real Estate Broking,

•	Shanghai SouFun Advertising Co., Ltd., or Shanghai Advertising,

•	Tianjin Jia Tian Xia Advertising Co., Ltd., or Tianjin JTX Advertising,

•	Beijing Yi Ran Ju Ke Technology Development Co., Ltd., or Beijing Yi Ran Ju Ke,

•	Beijing Li Tian Rong Ze Wan Jia Technology Development Co., Ltd., or Beijing Li Tian Rong Ze Wan Jia,

•	Shanghai BaoAn Property Management Co., Ltd., or Shanghai BaoAn Property,

•	Wuhan SouFun Yi Ran Ju Ke Real Estate Broking Co., Ltd., or Wuhan SouFun Yi Ran Ju Ke,

•	Hangzhou Ji Ju Real Estate Broking Co., Ltd., or Hangzhou Ji Ju Real Estate Broking,

•	Beijing Tian Xia Dai Information Service Co., Ltd., or Beijing Tian Xia Dai Information Service,

•	Beijing Hua Ju Tian Xia Network Technology Co., Ltd., or Beijing Hua Ju Tian Xia

•	Shanghai Shiji Jia Tian Xia Financial Information service Co., Ltd., Shanghai Jia Tian Xia Financial Information,

•	Guangxi Beibuwan Financial Information Consulting Co., Ltd., or Guangxi Beibuwan Financial Information Consulting,

•	Shenzhen Qian Hai Fang Guan Jia Co., Ltd., or Shenzhen Qian Hai Fang Guan Jia, and

•	Shenzhen Fang Chao Real Estate Broking Co., Ltd., or Shenzhen Fang Chao.

-3-